HONG KONG CRYPTOCURRENCY EXCHANGE LIMITED

FINANCIAL STATEMENTS

AS OF SEPTEMBER 30, 2017 AND FOR THE PERIOD FROM INCEPTION (APRIL 19, 2017) THROUGH SEPTEMBER 30, 2017

(UNAUDITED)

HONG KONG CRYPTOCURRENCY EXCHANGE LIMITED

Balance Sheet

(Unaudited)

(Stated in US dollars)

September 30, 2017
ASSETS
Current Assets
Cash and cash equivalents	$1,282
Total Current Assets	1,282
Website development costs	153,846
TOTAL ASSETS	$155,128

LIABILITIES & SHAREHOLDER’S DEFICIT
Current Liabilities
Accrued liabilities	$5,500
Due to related party	193,551
Total Current Liabilities	199,051
TOTAL LIABILITIES	$199,051

SHAREHOLDER’S DEFICIT
Common stock, $0.1282 par value, 10,000 shares authorized, 10,000 shares issued and outstanding at September 30, 2017	$1,282
Accumulated deficit	(45,205)
TOTAL SHAREHOLDER’S DEFICIT	(43,923)
TOTAL LIABILITIES AND SHAREHOLDER’S DEFICIT	$155,128

The accompanying notes are an integrated part of these unaudited financial statements

HONG KONG CRYPTOCURRENCY EXCHANGE LIMITED

Statement of Operations

(Unaudited)

(Stated in US dollars)

From Inception (April 19, 2017) Through September 30, 2017

Operating Expenses
General and administrative expenses	$45,205
Total Operating Expenses	45,205
Net Loss	$(45,205)

The accompanying notes are an integrated part of these unaudited financial statements

HONG KONG CRYPTOCURRENCY EXCHANGE LIMITED

Statement of Shareholder’s Deficit

From Inception (April 19, 2017) Through September 30, 2017

(Unaudited)

(Stated in US Dollars)

	Shares	Common Stock	Amount	Accumulated deficit	Total Shareholder’s Deficit
Balance as of April 19, 2017 (Date of Inception)	10,000		$1,282	$-	$1,282
Net loss for the period	-		-	(45,205)	(45,205)
Balance as of September 30, 2017	10,000		$1,282	$(45,205)	$(43,923)

The accompanying notes are an integrated part of these unaudited financial statements

HONG KONG CRYPTOCURRENCY EXCHANGE LIMITED

Statement of Cash Flows

(Unaudited)

(Stated in US dollars)

From Inception (April 19, 2017) Through September 30, 2017
CASH FLOW FROM OPERATING ACTIVITIES
Net loss	$(45,205)
Adjustments to reconcile net loss to net cash used in operating activities:
Changes in operating assets and liabilities:
Accrued liabilities	45,205
CASH USED IN OPERATING ACTIVITIES	$-

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of common shares	$1,282
CASH PROVIDED BY FINANCING ACTIVITIES	$1,282

NET INCREASE IN CASH AND CASH EQUIVALENTS	$1,282
CASH AND CASH EQUIVALENTS AT BEGINNING OF THE PERIOD	-
CASH AND CASH EQUIVALENTS AT END OF THE PERIOD	$1,282

NON-CASH TRANSACTION
Website development costs paid by related party	$153,846
Operating expenses paid by related party	$39,705

Supplementary Disclosure for Cash Flow Information:
Income taxes paid	$-
Interest paid	$-

The accompanying notes are an integrated part of these unaudited financial statements

HONG KONG CRYPTOCURRENCY EXCHANGE LIMITED

Notes to Unaudited Financial Statements

(Stated in US dollars)

NOTE 1 – DESCRIPTION OF COMPANY AND BASIS OF PRESENTATION

Hong Kong Cryptocurrency Trading Exchange Limited (the “Company”) was incorporated in Hong Kong Special Administrative Region on April 19, 2017. The Company changed its name to Hong Kong Cryptocurrency Exchange Limited on June 22, 2017. The Company plans to operate a cryptocurrency exchange platform and offer a wide range of tools that improve users’ experience and investment options, including an affiliation with a network of major cryptocurrencies and international trading platforms, real time market quotes, professional statistical analysis and graphs, up to the minute financial news, 72 hours of interest free margin trading, wide range of buy and sell options for cryptocurrency trading, vast portfolio of investment products, and many more financial tools to enrich our users’ experience.

The accompanying unaudited financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, the financial statements do not include all the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, the accompanying unaudited financial statements reflect all adjustments, consisting of normal recurring adjustments, considered necessary for a fair presentation. Interim operating results are not necessarily indicative of results that may be expected for the year ending December 31, 2017, or for any subsequent period.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 A. BASIS OF PREPARATION

The unaudited financial statements of the Company are prepared in accordance with generally accepted accounting principles used in the United States of America.

B. USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of expenses during the reporting period including useful lives and residual values of website development costs, and provision for income taxes. Actual results when ultimately realized could differ from those estimates.

C. CASH AND CASH EQUIVALENTS

The Company considers cash and cash equivalents to include cash on hand and demand deposits with banks with an original maturity of three months or less.

D. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying value of financial instruments including cash and cash equivalents and accrued liabilities, approximates their fair value due to the relatively short-term nature of these instruments.

Management believes it is not practical to determine the fair value of due to related party because the transactions cannot be assumed to have been consummated at arm's length, the terms are not deemed to be market terms, there are no quoted values available for these instruments, and an independent valuation would not be practical due to the lack of data regarding similar instruments, if any, and the associated potential costs.

E. WEBSITE DEVELOPMENT COSTS

The Company accounts for website development costs in accordance with Accounting Standards Codification 350-50 “Website Development Costs”. Accordingly, all costs incurred in the planning stage are expensed as incurred, costs incurred in the website application and infrastructure development stage that meet specific criteria are capitalized and costs incurred in the day to day operation of the website are expensed as incurred. Costs associated with the website consist of website development costs paid to third party. As of September 30, 2017, $192,308 was paid to the website development company, of which $38,462 was recognized as expense and the remaining $153,846 was capitalized.

The Company will place into service its website in 2018 and the website will be fully operational by then. All capitalized costs associated with the website will be subject to straight-line amortization over its expected useful life of three years when the website is ready for its intended use.

The Company reviews its website development costs for impairment whenever events or changes in circumstances indicate that the carrying amount of the website development costs may no longer be recoverable. When these events occur, the Company measures impairment by comparing the carrying value of the website development costs to the estimated undiscounted future cash flows expected to result from the use of the website development costs and their eventual disposition. If the sum of the expected undiscounted cash flow is less than the carrying amount of the website development costs, the Company would recognize an impairment loss based on the fair value of the website development costs.

F. FOREIGN CURRENCY TRANSLATION

The Company maintains its books and accounting records in Hong Kong Dollars with the Hong Kong Dollars being the functional currency. Transactions denominated in foreign currencies are translated into the functional currency at the exchange rates prevailing on the transaction dates. Assets and liabilities denominated in foreign currencies are translated into the functional currency at the exchange rates prevailing at the balance sheet date.

The financial statements of Hong Kong Cryptocurrency Exchange Limited are prepared in the Company's reporting currency, United States Dollars (“USD”). Balance sheet accounts are translated using the closing exchange rate in effect at the balance sheet date and income and expense accounts are translated using the average exchange rate prevailing during the reporting period. Capital accounts are translated at their historical exchange rates when the capital transactions occurred. Adjustments resulting from the translation, if any, are included in accumulated other comprehensive income (loss) in the shareholder’s equity.

The exchange rates used for the foreign currency translation were as follows (USD$1=HKD):

Period Covered	Balance Sheet Date Rate	Average Rate
For the period from inception (April 19, 2017) through September 30, 2017	7.8	7.8

The Hong Kong Monetary Authority (“HKMA”), Hong Kong's central bank, maintains a Linked Exchange Rate System since 1983. The HKMA operates Convertibility Undertakings on both the strong side and the weak side of the Linked Rate of USD$1: HKD7.8. In fact, the exchange rate for HKD to US dollars has varied by very little during 2017. Thus, the consistent exchange rate used has been 7.80 HKD per each US dollar. Since there have been no greater fluctuations in the exchange rate, there is no gain or loss from foreign currency translation and no resulting other comprehensive income or loss.

G. INCOME TAXES

Income tax expense is based on reported income before income taxes. The Company accounts for income taxes using the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized as income in the period that includes the enactment date. A valuation allowance is provided for the amount of deferred tax assets that, based on available evidence, are not expected to be realized.

H.	RELATED PARTIES

A party is considered to be related to the Company if the party directly or indirectly or through one or more intermediaries, controls, is controlled by, or is under common control with the Company. Related parties also include principal owners of the Company, its management, members of the immediate families of principal owners of the Company and its management and other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests. A party which can significantly influence the management or operating policies of the transacting parties or if it has an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests is also a related party.

Transactions involving related parties cannot be presumed to be carried out on an arm's-length basis, as the requisite conditions of competitive, free-market dealings may not exist. Representations about transactions with related parties, if made, shall not imply that the related party transactions were consummated on terms equivalent to those that prevail in arm's-length transactions unless such representations can be substantiated.

I. RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

The Company has implemented all new accounting pronouncements that are in effect and that may impact its financial statements and does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position and result of operations.

NOTE 3 – GOING CONCERN

The Company is still in the early stage of establishing a market for its services and has not yet generated any revenue as of September 30, 2017. In addition, the Company has a working capital deficit of $197,769 at September 30, 2017 and incurred $45,205 loss from operations for the period from inception through September 30, 2017. The Company is primarily funded by So Ka Yan, the Company’s Chief Executive Officer ("CEO") and sole owner. The Company will have to raise additional capital, including through the sale of equity securities, to support its operations and expansion.

These conditions and uncertainties raise substantial doubt as to the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 4 – RELATED PARTY TRANSACTIONS

The related party consists of the following:

So Ka Yan, the Company’s sole director and shareholder

Due to Related Party

Due to related party consists of the following:

September 30, 2017
Website development costs paid on behalf of the Company	$153,846
Expenses paid on behalf of the Company	39,705
Amount due to So Ka Yan	$193,551

The amounts were paid by So Ka Yan, the Company’s CEO and sole owner, to support the Company’s operation. They are unsecured, non-interest bearing and payable on demand.

Office Furnished by Related Party

The Company’s executive office in Hong Kong is located at 10th Floor, Si Toi Commercial Building, 32 Queen Street, Sheung Wan, Hong Kong. This office is furnished to the Company by a friend of the Chief Executive Officer of Living 3D Holdings, Inc., the spouse of So Ka Yan, at no charge. The Company shares this office with Living 3D Holdings, Inc.

NOTE 5 – COMMON STOCK

The Company has an authorized capital of 10,000 ordinary shares with $0.1282 par value, 10,000 shares are issued and outstanding at September 30, 2017.

NOTE 6 – INCOME TAXES

The Company is registered in Hong Kong Special Administrative Region and Hong Kong profits tax is calculated at 16.5% of the estimated assessable profit for the period.

No provision for income taxes has been made as the Company has no taxable profits for the period ended September 30, 2017.

As of September 30, 2017, the Company has deferred tax assets of $7,459 arising from the net operating loss of $45,205. The net operating loss carry forwards are available to be utilized against future taxable income. In assessing the reliability of deferred income tax assets, management considers whether it is more likely than not that some portion or all of the deferred income tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income. Management believes that the net loss is significant negative evidence that deferred tax assets would not be realizable. Therefore, the deferred tax asset is covered by a full valuation allowance.

Accounting for Uncertainty in Income Taxes

The Company has evaluated and concluded that there are no significant uncertain tax positions that require recognition in its financial statements.

The Company may from time to time be assessed interest or penalties by major tax jurisdictions.  In the event it receives an assessment for interest and/or penalties, it will be classified in the financial statements as tax expense.

NOTE 7 – SUBSEQUENT EVENTS

On December 4, 2017, the Company entered into a share acquisition and exchange agreement (the "Share Acquisition and Exchange") with Living 3D Holdings, Inc., a company incorporated in the State of Nevada. Under the Share Acquisition and Exchange, Living 3D Holdings, Inc. ("Living 3D") will issue an aggregate of 40,000,000 shares of its common stock at par value of $0.001 each to the sole shareholder of the Company in exchange for all of the issued and outstanding securities of the Company.  The Share Acquisition and Exchange was closed on December 28, 2017. As a result of the Share Acquisition and Exchange, the Company became Living 3D's wholly-owned subsidiary.